================================================================================


                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: JANUARY 1, 2002


                         COMMISSION FILE NUMBER 1-14380



                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                                   73-1173881
             --------                                   ----------
  (State or other jurisdiction of                  (I. R. S. Employer
   incorporation or organization)                  Identification No.)



     ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
    (Address of principal executive office)                (Zip Code)



                                (918) 495-4000
              (Registrant's telephone number, including area code)


================================================================================

This Form 8-K/A amends the Form 8-K of CITGO Petroleum Corporation ("CITGO") filed with the Securities and Exchange Commission on January 16, 2002. That Form 8-K reported under Item 2 the contribution to CITGO by its parent PDV America, Inc. ("PDV America") of all of the common stock of its wholly-owned subsidiary, VPHI Midwest, Inc. ("VPHI").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Audited financial statements for VPHI Midwest, Inc. as of and for the year ended December 31, 2001 are included as Exhibit 99.1 and incorporated by reference.

     (b)  Pro Forma Financial Information.

          On January 1, 2002, PDV America, the parent company of CITGO, made a contribution to the capital of CITGO of all of the common stock of PDV America's wholly owned subsidiary, VPHI. No additional shares of the capital stock of CITGO were issued in connection with the contribution. Effective January 1, 2002, the accounts of VPHI will be included in the consolidated financial statements of CITGO at the historical carrying value of PDV America's investment in VPHI. CITGO will record the effects of this transaction in a manner similar to pooling-of-interests accounting.

          The following unaudited pro forma information presents the Company's consolidated financial position as of December 31, 2001 and results of operations for the three years in the period ended December 31, 2001 as if the transaction had occurred on January 1, 1999. All significant intercompany transactions, balances and profits were eliminated; no other adjustments to previously reported results of operations of either entity were necessary in preparation of the pro forma information.

CITGO PETROLEUM CORPORATION
CONSOLIDATED BALANCE SHEET (UNAUDITED PRO FORMA)
DECEMBER 31, 2001
(Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                                                CITGO
                                                        PRO FORMA         PRO FORMA       PETROLEUM CORP.         VPHI
                                                       CONSOLIDATED      ADJUSTMENTS      & SUBSIDIARIES      MIDWEST, INC.
                                                       ------------      -----------      --------------      -------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                          $  104,362                           $   104,143          $    219
     Accounts receivable, net                              913,068                               849,791            63,277
     Due from affiliates                                    64,923        (115,949)(a)(c)        133,992            46,880
     Inventories                                         1,109,346                               968,515           140,831
     Prepaid expenses and other                             95,334         (19,358)(a)(b)        110,379             4,313
                                                        ----------       ---------            ----------          --------
                    TOTAL CURRENT ASSETS                 2,287,033        (135,307)            2,166,820           255,520

     Property, plant & equipment, net                    3,292,469                             2,739,972           552,497
     Investments in affiliates                             700,701                               678,558            22,143
     Other receivable from subsidiaries                          -         (26,975)(a)            26,975                 -
     Other assets                                          228,906                               197,613            31,293
                                                        ----------       ---------            ----------          --------
                                                        $6,509,109       $(162,282)           $5,809,938          $861,453
                                                        ==========       =========            ==========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                      616,854                               546,050          $ 70,804
     Taxes other than income                               219,699                               219,699                 -
     Other current liabilities                             300,484         (19,432)(b)           273,845            46,071
     Current portion of long-term debt and
        financing arrangements                             107,864                                75,864            32,000
     Current portion of capital lease obligation            20,358                                20,358                 -
     Current payables to affiliates                        265,517         (46,040)(a)           311,557                 -
                                                        ----------       ---------            ----------          --------
                    TOTAL CURRENT LIABILITIES            1,530,776         (65,472)            1,447,373           148,875
                                                        ----------       ---------            ----------          --------

Long-term debt                                           1,303,692                             1,283,842            19,850
Capital lease obligation                                    46,964                                46,964                 -
Note payable to affiliate                                        -         (69,835)(c)                 -            69,835
Deferred income taxes                                      767,338                               670,269            97,069
Postretirement benefits other than pensions                218,706         (26,975)(a)           218,706            26,975
Other liabilities                                          217,121                               201,748            15,373
Minority interest                                           23,176                                23,176                 -

STOCKHOLDERS' EQUITY
     Common stock, $1 par, 1000 shares authorized,
        issued and outstanding                                   1              (1)(d)                 1                 1
     Additional paid-in-capital                          1,659,698               1 (d)         1,305,009           354,688
     Retained earnings                                     745,102                               616,315           128,787
     Accumulated other comprehensive income                 (3,465)                               (3,465)                -
                                                        ----------       ---------            ----------          --------
                                                         2,401,336               -             1,917,860           483,476
                                                        ----------       ---------            ----------          --------
                                                        $6,509,109       $(162,282)           $5,809,938          $861,453
                                                        ==========       =========            ==========          ========


See Notes to Unaudited Pro Forma Financial Statements

CITGO PETROLEUM CORPORATION
CONSOLIDATED STATEMENT OF INCOME
AND COMPREHENSIVE INCOME (UNAUDITED PRO FORMA)
YEAR ENDED DECEMBER 31, 2001
(Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                                                  CITGO
                                                         PRO FORMA         PRO FORMA         PETROLEUM CORP.       VPHI
                                                        CONSOLIDATED      ADJUSTMENTS        & SUBSIDIARIES    MIDWEST, INC.
                                                        ------------      -----------        ---------------   ------------
REVENUES
   Sales                                                $ 19,343,263                         $    19,329,589   $     13,674
   Sales to affiliates                                       257,905         (1,466,463)(e)          291,657      1,432,711
                                                        ------------  -----------------      ---------------   ------------
                                                          19,601,168         (1,466,463)          19,621,246      1,446,385
   Equity in earnings of affiliates                          108,915                                 109,244           (329)
   Other (expense) income, net                                (5,235)           (13,061)(f)            4,203          3,623
                                                        ------------  -----------------      ---------------   ------------
                                                          19,704,848         (1,479,524)          19,734,693      1,449,679
                                                        ------------  -----------------      ---------------   ------------

COST OF SALES AND EXPENSES
   Cost of sales and operating expenses                   18,734,652         (1,471,080)(e)(f)    18,912,591      1,293,141
   Selling, general and administrative expenses              292,127             (8,444)(f)          267,403         33,168
   Interest expense:
     Capital leases                                            9,128                                   9,128              0
     Other                                                    69,164                                  67,919          1,245
   Minority interest                                           1,971                                   1,971              -
                                                        ------------  -----------------      ---------------   ------------
                                                          19,107,042         (1,479,524)          19,259,012      1,327,554
                                                        ------------  -----------------      ---------------   ------------

INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                         597,806                  -              475,681        122,125

Income taxes                                                 206,222                                 171,657         34,565
                                                        ------------  -----------------      ---------------   ------------

INCOME BEFORE CUMULATIVE EFFECT OF                           391,584                  -              304,024         87,560
  CHANGE IN ACCOUNTING PRINCIPLE

CUMULATIVE EFFECT, ACCOUNTING FOR DERIVATIVES,
  NET OF RELATED INCOME TAXES OF $7,977                       13,600                                  13,000            600
                                                        ------------  -----------------      ---------------   ------------
NET INCOME                                                   405,184                  -              317,024         88,160

OTHER COMPREHENSIVE INCOME (LOSS):
  Cash flow hedges:
   Cumulative effect, accounting for derivatives,
    net of related income taxes of $850                       (1,450)                                 (1,450)

   Less: reclassification adjustment for derivative
    losses included in net income, net of related
    income taxes of $(265).                                      469                                     469
                                                        ------------  -----------------      ---------------   ------------
                                                                (981)                 -                 (981)             -

   Minimum pension liability adjustment, net of
    deferred taxes of $69 in 2001.                              (119)                                   (119)
                                                        ------------  -----------------      ---------------   ------------
     Total other comprehensive income (loss)                  (1,100)                 -               (1,100)             -
                                                        ------------  -----------------      ---------------   ------------
COMPREHENSIVE INCOME                                    $    404,084  $               -      $       315,924   $     88,160
                                                        ============  =================      ===============   ============

See Notes to Unaudited Pro Forma Financial Statements.

CITGO PETROLEUM CORPORATION
CONSOLIDATED STATEMENT OF INCOME AND
COMPREHENSIVE INCOME (UNAUDITED PRO FORMA)
YEAR ENDED DECEMBER 31, 2000
(Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                                          CITGO
                                               Pro Forma           Pro Forma          Petroleum Corp.          VPHI
                                              Consolidated        Adjustments         & Subsidiaries       Midwest, Inc.
                                              ------------     -----------------      --------------       -------------
REVENUES
    Sales                                     $21,941,263                               $21,929,231          $   12,032
    Sales to affiliates                           215,965         $(2,061,530)(e)           222,177           2,055,318
                                              -----------         -----------          ------------          ----------
                                               22,157,228          (2,061,530)           22,151,408           2,067,350
    Equity in earnings of affiliates               58,728                                    58,771                 (43)
    Other (expense) income, net                   (26,011)            (12,111)(f)           (15,963)              2,063
                                              -----------         -----------          ------------          ----------
                                               22,189,945          (2,073,641)           22,194,216           2,069,370
                                              -----------         -----------          ------------          ----------

COST OF SALES AND EXPENSES
    Cost of sales and operating expenses       21,370,315          (2,066,459)(e)(f)     21,520,984           1,915,790
    Selling, general and administrative
      expenses                                    226,601              (7,182)(f)           208,009              25,774
    Interest expense:
        Capital leases                             11,019                                    11,019                   -
        Other                                      85,565                                    81,819               3,746
    Minority interest                               1,808                                     1,808                   -
                                              -----------         -----------          ------------          ----------
                                               21,695,308          (2,073,641)           21,823,639           1,945,310
                                              -----------         -----------          ------------          ----------

INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                              494,637                   -               370,577             124,060

Income taxes                                      182,627                                   138,593              44,034
                                              -----------         -----------          ------------          ----------

NET INCOME                                        312,010                   -               231,984              80,026

OTHER COMPREHENSIVE INCOME:
    Minimum pension liability adjustment,
      net of deferred tax of $(499)                   849                                       849                   -
                                              -----------         -----------          ------------          ----------
COMPREHENSIVE INCOME                          $   312,859         $         -          $    232,833          $   80,026
                                              ===========         ===========          ============          ==========

See Notes to Unaudited Pro Forma Financial Statements.

CITGO PETROLEUM CORPORATION
CONSOLIDATED STATEMENT OF INCOME AND
COMPREHENSIVE INCOME (UNAUDITED PRO FORMA)
YEAR ENDED DECEMBER 31, 1999
(Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                                          CITGO
                                                Pro Forma          Pro Forma          Petroleum Corp.          VPHI
                                              Consolidated        Adjustments         & Subsidiaries       Midwest, Inc.
                                              ------------     -----------------      --------------       -------------
REVENUES
    Sales                                     $13,135,695                              $13,127,443          $     8,252
    Sales to affiliates                           198,672         $(1,190,442)(e)          189,778            1,199,336
                                              -----------         -----------          -----------          -----------
                                               13,334,367          (1,190,442)          13,317,221            1,207,588
    Equity in earnings of affiliates               22,161                                   21,348                  813
    Other (expense) income, net                   (28,999)            (10,019)(f)          (16,511)              (2,469)
                                              -----------         -----------          -----------          -----------
                                               13,327,529          (1,200,461)          13,322,058            1,205,932

COST OF SALES AND EXPENSES
    Cost of sales and operating expenses       12,804,171          (1,195,252)(e)(f)    12,796,596            1,202,827
    Selling, general and administrative
      expenses                                    239,082              (5,000)(f)          220,489               23,593
    Interest expense:
        Capital leases                             12,715                                   12,715                    -
        Other                                      94,626                (209)(f)           83,933               10,902
    Minority interest                                 151                                      151                    -
                                              -----------         -----------          -----------          -----------
                                               13,150,745          (1,200,461)          13,113,884            1,237,322
                                              -----------         -----------          -----------          -----------

INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                              176,784                   -              208,174              (31,390)

Income taxes                                       54,231                                   61,690               (7,459)
                                              -----------         -----------          -----------          -----------

NET INCOME (LOSS)                                 122,553                   -              146,484              (23,931)

OTHER COMPREHENSIVE INCOME, NET OF TAX
    Minimum pension liability adjustment,
      net of deferred taxes of $2,012              (3,214)                                  (3,214)                   -
                                              -----------         -----------          -----------          -----------
COMPREHENSIVE INCOME                          $   119,339         $         -          $   143,270          $   (23,931)
                                              ===========         ===========          ===========          ===========

See Notes to Unaudited Pro Forma Financial Statements.

                          CITGO PETROLEUM CORPORATION

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         EACH OF THE THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2001

(a) To eliminate intercompany accounts receivable/accounts payable.

(b) To classify income tax assets/liabilities from the separate entities as a net balance for consolidated presentation.

(c) To eliminate intercompany note receivable/note payable.

(d) To eliminate VPHI common stock.

(e) To eliminate intercompany sales/cost of sales and expenses.

(f) To eliminate miscellaneous intercompany charges.

(c) Exhibits

    Exhibit Number           Description
    --------------           -----------
         23.1            Consent of Deloitte & Touche LLP

         99.1            Audited Financial Statements of VPHI Midwest, Inc.
                         as of and for the year ended December 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


      Date: March 8, 2002                        /s/   LARRY E. KRIEG
                                           -------------------------------------
                                                       Larry E. Krieg
                                           Controller (Chief Accounting Officer)

                                 EXHIBIT INDEX



    Exhibit Number           Description
    --------------           -----------
         23.1            Consent of Deloitte & Touche LLP

         99.1            Audited Financial Statements of VPHI Midwest, Inc.
                         as of and for the year ended December 31, 2001.